Rule 497(e)
                                                                File No. 2-94935
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LIVE OAK SHARES OF
CORTLAND TRUST, INC.                                        600 FIFTH AVENUE
                                                            NEW YORK, N.Y. 10020
                                                            (212) 830-5220
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                         SUPPLEMENT DATED JUNE 30, 2000
                    TO THE CURRENTLY EFFECTIVE PROSPECTUS AND
                     STATEMENT OF ADDITIONAL INFORMATION OF
            THE LIVE OAK SHARES OF CORTLAND TRUST, INC. (the "Trust")

        Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots Group, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and will continue to use the holding company structure. Nvest affiliates, including Reich & Tang Asset Management, L.P. ("RTAM") will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Trust's Funds or the investment management activities of RTAM.

        RTAM serves as the manager and investment adviser of the Trust and its Funds.

        Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies, L.P. Under the rules for mutual funds, the transaction may result in a change of control for RTAM and, therefore, an assignment of the Funds' investment advisory agreements with RTAM, which generally is not permitted under the Investment Company Act of 1940. Consequently, it is anticipated that RTAM will seek approval of new agreements, which will be substantially identical to the existing agreements, from the Trust's Board of Directors and shareholders prior to consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.